Exhibit 99.2

	OSB	Siding	EWP	Other	Corporate	Total
Quarter ended 6/30/2011

Sales	$140.6	$118.6	$53.6	$49.9	$(0.3)	$362.4

Depreciation and amortization	9.4	3.9	3.1	3.3	0.5	20.2
Cost of sales and selling and administative	148.6	103.4	53.7	42.5	15.7	363.9
Loss on sale or impairment of long lived assets	—	—	—	—	2.5	2.5
Other operating credits and charges, net	—	—	—	—	(0.6)	(0.6)

Total operating costs	158.0	107.3	56.8	45.8	18.1	386.0

(Loss) income from operations	(17.4)	11.3	(3.2)	4.1	(18.4)	(23.6)
Total non-operating expense					(10.3)	(10.3)
Income (loss) before income taxes and equity in	(17.4)	11.3	(3.2)	4.1	(28.7)	(33.9)
Benefit for income taxes					(8.4)	(8.4)
Equity in loss of unconsolidated affiliates	5.5	—	—	1.9	—	7.4

Income (loss) from continuing operations	(22.9)	11.3	(3.2)	2.2	(20.3)	(32.9)

Income (loss) from continuing operations	(22.9)	11.3	(3.2)	2.2	(20.3)	(32.9)
Benefit for income taxes	—	—	—	—	(8.4)	(8.4)
Interest expense, net of capitalized interest	—	—	—	—	14.4	14.4
Depreciation and amortization	9.4	3.9	3.1	3.3	0.5	20.2

EBITDA from continuing operations	(13.5)	15.2	(0.1)	5.5	(13.8)	(6.7)

Stock based compensation expense	0.2	0.1	0.1	—	1.0	1.4
(Gain) loss on sale or impairment					2.5	2.5
Investment income					(3.5)	(3.5)
Other operating credits and charges, net					(0.6)	(0.6)

Adjusted EBITDA from continuing	$(13.3)	$15.3	$(0.0)	$5.5	$(14.4)	$(6.9)

Quarter ended June 30, 2010

Sales	$217.8	$130.6	$55.9	$47.6	$(4.4)	$447.5

Depreciation and amortization	9.9	5.4	3.7	2.8	0.6	22.4
Cost of sales and selling and administative	162.7	103.1	56.4	39.3	14.2	375.7
Loss on sale or impairment of long lived assets	—	—	—	—	(0.1)	(0.1)
Other operating credits and charges, net	—	—	—	—	0.6	0.6

Total operating costs	172.6	108.5	60.1	42.1	15.3	398.6

(Loss) income from operations	45.2	21.8	(4.4)	5.5	(19.2)	48.9
Total non-operating expense					(13.5)	(13.5)
Income (loss) before income taxes and equity in	45.2	21.8	(4.4)	5.5	(32.7)	35.4
Benefit for income taxes					12.7	12.7
Equity in loss of unconsolidated affiliates	(2.7)	—	—	1.8	—	(0.9)

Income (loss) from continuing operations	47.9	21.8	(4.4)	3.7	(45.4)	23.6

Income (loss) from continuing operations	47.9	21.8	(4.4)	3.7	(45.4)	23.6
Benefit for income taxes	—	—	—	—	12.7	12.7
Interest expense, net of capitalized interest	—	—	—	—	17.7	17.7
Depreciation and amortization	9.9	5.4	3.7	2.8	0.6	22.4

EBITDA from continuing operations	57.8	27.2	(0.7)	6.5	(14.4)	76.4

Stock based compensation expense	0.2	0.2	0.1	—	1.6	2.1
(Gain) loss on sale or impairment					(0.1)	(0.1)
Investment income					(4.3)	(4.3)
Other operating credits and charges, net					0.6	0.6

Adjusted EBITDA from continuing	$58.0	$27.4	$(0.6)	$6.5	$(16.6)	$74.7

Six months ended 6/30/2011
Sales	$272.6	$224.7	$101.9	$95.8	$(0.9)	$694.1

Depreciation and amortization	18.7	8.2	7.3	6.4	1.1	41.7
Cost of sales and selling and administative	278.6	192.5	103.0	81.0	32.5	687.6
Loss on sale or impairment of long lived assets	—	—	—	—	8.0	8.0
Other operating credits and charges, net	—	—	—	—	(1.4)	(1.4)
Total operating costs	297.3	200.7	110.3	87.4	40.2	735.9

(Loss) income from operations	(24.7)	24.0	(8.4)	8.4	(41.1)	(41.8)
Total non-operating expense					(18.5)	(18.5)

Income (loss) before income taxes and equity in	(24.7)	24.0	(8.4)	8.4	(59.6)	(60.3)

Benefit for income taxes					(15.2)	(15.2)
Equity in loss of unconsolidated affiliates	7.3	—	0.3	3.1	—	10.7

Income (loss) from continuing operations	(32.0)	24.0	(8.7)	5.3	(44.4)	(55.8)

Income (loss) from continuing operations	(32.0)	24.0	(8.7)	5.3	(44.4)	(55.8)
Benefit for income taxes	—	—	—	—	(15.2)	(15.2)
Interest expense, net of capitalized interest	—	—	—	—	28.4	28.4
Depreciation and amortization	18.7	8.2	7.3	6.4	1.1	41.7

EBITDA from continuing operations	(13.3)	32.2	(1.4)	11.7	(30.1)	(0.9)

Stock based compensation expense	0.4	0.2	0.2	—	4.0	4.8
(Gain) loss on sale or impairment					8.0	8.0
Investment income					(7.5)	(7.5)
Other operating credits and charges, net					(1.4)	(1.4)

Adjusted EBITDA from continuing	$(12.9)	$32.4	$(1.2)	$11.7	$(27.0)	$3.0

Six months ended 6/30/2010
Sales	$335.4	$220.4	$104.7	$88.9	$(4.9)	$744.5

Depreciation and amortization	18.5	10.5	7.1	5.5	1.2	42.8
Cost of sales and selling and administative	276.7	179.6	108.3	76.8	32.4	673.8
Loss on sale or impairment of long lived assets	—	—	—	—	1.2	1.2
Other operating credits and charges, net	—	—	—	—	0.5	0.5

Total operating costs	295.2	190.1	115.4	82.3	35.3	718.3

(Loss) income from operations	40.2	30.3	(10.7)	6.6	(40.2)	26.2

Total non-operating expense					(22.9)	(22.9)
Income (loss) before income taxes and equity in	40.2	30.3	(10.7)	6.6	(63.1)	3.3
Benefit for income taxes					2.4	2.4
Equity in loss of unconsolidated affiliates	(3.2)	—	0.3	2.7	—	(0.2)

Income (loss) from continuing operations	43.4	30.3	(11.0)	3.9	(65.5)	1.1

Income (loss) from continuing operations	43.4	30.3	(11.0)	3.9	(65.5)	1.1
Benefit for income taxes	—	—	—	—	2.4	2.4
Interest expense, net of capitalized interest	—	—	—	—	34.5	34.5
Depreciation and amortization	18.5	10.5	7.1	5.5	1.2	42.8

EBITDA from continuing operations	61.9	40.8	(3.9)	9.4	(27.4)	80.8

Stock based compensation expense	0.5	0.3	0.3	—	4.2	5.3
(Gain) loss on sale or impairment					1.2	1.2
Investment income					(10.2)	(10.2)
Other operating credits and charges, net					0.5	0.5

Adjusted EBITDA from continuing	$62.4	$41.1	$(3.6)	$9.4	$(31.7)	$77.6